                                                                   EXHIBIT 10.5




                                  OFFICE LEASE








                            BUILDING: EMERSON CENTER




                      LANDLORD: THE EMERSON CENTER COMPANY




                           TENANT: COMSTAR.NET, INC.




                                    DBA SAME

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
     TABLE OF CONTENTS....................................................  2

 1.  CERTAIN LEASE PROVISIONS.............................................  3

 2.  PREMISES.............................................................  4
     2.1 Definition.......................................................  4
     2.2 Public Areas.....................................................  4

 3.  TERM.................................................................
     3.1 Term.............................................................  4
     3.2 Delay in Commencement............................................  4
     3.3 Early Possession.................................................  4
     3.4 Delivery of Possession...........................................  4
     3.5 Holding Over.....................................................  4

 4.  RENT.................................................................  4
     4.1 Base Rent........................................................  4
     4.2 Additional Rent..................................................  4
     4.3 Parking and Storage..............................................  5
     4.4 Acceptance of Rental Payments....................................  5

 5.  ESCALATIONS OF RENT..................................................  5
     5.1 Determination....................................................  5
     5.2 Indexing.........................................................  5

 6.  SHARED EXPENSES......................................................  5
     6.1 Determination....................................................  5
     6.2 Escalations......................................................  5
     6.3 Statements.......................................................  6

 7.  SECURITY DEPOSIT.....................................................  7

 8.  USE..................................................................  7
     8.1 Use..............................................................  7
     8.2 Compliance With Law..............................................  7
     8.3 Waste and Nuisance...............................................  7
     8.4 Conditions of Premises...........................................  7
     8.5 Insurance Cancellation...........................................  7
     8.6 Landlord's Rules and Regulations.................................  7

9.  LANDLORD'S SERVICES...................................................  7
     9.1 Basic Services...................................................  8
     9.2 Initial Construction.............................................  8
     9.3 Interruption of Service..........................................  8

10.  MAINTENANCE, REPAIRS AND ALTERATIONS.................................  8
     10.1 Landlord's Obligations..........................................  8
     10.2 Tenant's Obligations............................................  8
     10.3 Surrender.......................................................  9
     10.4 Alterations and Additions.......................................  9

11.  TENANT'S USE OF PUBLIC AREAS........................................  10

12.  TAXES AND TELEPHONE.................................................. 10
     12.1 Personal Property Taxes......................................... 10
     12.2 Evidence of Payment............................................. 10
     12.3 Telephone....................................................... 10

13.  INSURANCE AND INDEMNITY.............................................. 10
     13.1 Liability Insurance............................................. 10
     13.2 Property Insurance.............................................. 10
     13.3 Insurance Policies.............................................. 10
     13.4 Waiver Of Subrogation........................................... 10
     13.5 Hold Harmless................................................... 11
     13.6 Exemption of Landlord from Liability............................ 11

                                                                          Page
                                                                          ----
14.     DAMAGE OR DESTRUCTION............................................  11
        14.1 Option to Terminate Lease...................................  11
        14.2 Obligation to Repair or Restore.............................  11
        14.3 Fault of Tenant.............................................  11
        14.4 Obligations of Tenant.......................................  11
        14.5 Termination by Tenant.......................................  11

15.     CONDEMNATION.....................................................  12

16.     ASSIGNMENT AND SUBLETTING........................................  12
        16.1 Landlord's Consent Required.................................  12
        16.2 No Release of Tenant........................................  12
        16.3 Attorneys Fees and Administrative Fees......................  13
        16.4 Right to Collect Rent.......................................  13

17.     DEFAULTS; REMEDIES...............................................  13
        17.1 Defaults....................................................  13
        17.2 Remedies in Default.........................................  13
        17.3 Default by Landlord.........................................  14
        17.4 Late Charges................................................  14

18.     RIGHTS OF MORTGAGEES.............................................  14
        18.1 Subordination...............................................  14
        18.2 Mortgagee's Consent to Amendments...........................  15
        18.3 Mortgagee's Right to Cure...................................  15

19.     NOTICES..........................................................  15

20.     RELOCATION.......................................................  15

21.     QUIET POSSESSION.................................................  15

22.     OPTIONS..........................................................  15

23.     LANDLORD'S LIEN..................................................  15

24.     HAZARDOUS MATERIALS..............................................  16

25.     GENERAL PROVISIONS...............................................  16
        25.1 Estoppel Certificate........................................  16
        25.2 Landlord's Interests.......................................   16
        25.3 Severability...............................................   16
        25.4 Interest on Past Due Obligations; Certified Funds..........   17
        25.5 Time of the Essence........................................   17
        25.6 Captions...................................................   17
        25.7 Entire Agreement...........................................   17
        25.8 Waivers....................................................   17
        25.9 Recording..................................................   17
        25.10 Determinations by Landlord................................   17
        25.11 Cumulative Remedies.......................................   17
        25.12 Covenants and Conditions..................................   17
        25.13 Binding Effect; Choice of Law.............................   17
        25.14 Attorneys Fees............................................   17
        25.15 Landlord's Access.........................................   17
        25.16 Auctions..................................................   17
        25.17 Merger....................................................   17
        25.18 Corporate Authority.......................................   17
        25.19 Signs.....................................................   17
        25.20 Brokers...................................................   18
        25.21 Guarantor.................................................   18
        25.22 Governing Law.............................................   18
        25.23 Joint and Several Liability...............................   18
        25.24 No Joint Venture..........................................   18

EXHIBITS
        Exhibit A -- Legal Description
        Exhibit B -- Premises Site Plan
        Exhibit D -- Rules and Regulations
        Exhibit E -- Guaranty

                                 OFFICE LEASE

     This Lease, dated for reference purposes only October 15, 1999, is made by and between THE EMERSON CENTER COMPANY (the "Landlord"), and COMSTAR COMMUNICATIONS, INC., (the "Tenant").

1.       CERTAIN LEASE PROVISIONS

     The description and amounts set forth below are qualified by their usage elsewhere in this Lease, including those Sections referred to in parentheses following such descriptions:

1.1      Tenant's address and telephone number (Section 19):
         Tenant Name:   COMSTAR.NET, INC.
                     ----------------------------------------------
         Doing Business As (DBA):      Same
                                 ----------------------------------
         Address:     2812 SPRING ROAD, SUITE 240, ATLANTA, GA 30339
                 ---------------------------------------------------
         Telephone:
                   ------------------------------------------------

1.2      Premises. (Section 2.1):
         Building Name:      EMERSON CENTER      SUITE No.:  240
                       --------------------------          --------
         Address:            2812 SPRING ROAD, ATLANTA, GA 30339
                 --------------------------------------------------

1.3      Leased Area. (Section 2.1):    4,558     rentable sq. ft.
                                    --------------

1.4      Total Building Area. (Section 2.1):   126,979  rentable sq. ft.
                                            ------------

1.5      Tenant's Pro-Rata Share of Building Area. (Section 2.1):   3.59  %
                                                                 ---------

1.6      Lease Term (Section 3.1):    Five    (5) year(s),  Zero  (0) month(s).
                                  ----------- ----         ------ ---

1.7      Commencement Date. (Section 3.1):     OCTOBER 1, 1999   .
                                          ------------------------

1.8      Expiration Date. (Section 3.1, 3.2):   SEPTEMBER 30, 2004 .
                                            -----------------------

1.9      Base Rent for Lease Term. (Section 4.1):  $348,823.74
                                                 ------------------

1.10     Base Rent, Monthly Installments. (Sections 4.1, 5.2):

            From  10-01-99  -  09-30-00  Annually $ 67,367.24 Monthly $ 5613.94
                 ----------- ------------          -----------         --------
            From  10-01-00  -  09-30-01  Annually $ 69,965.30 Monthly $ 5830.44
                 ----------- ------------          -----------         --------
            From  10-01-01  -  09-30-02  Annually $ 72,608.94 Monthly $ 6050.75
                 ----------- ------------          -----------         --------
            From  10-01-02  -  09-30-03  Annually $ 75,389.32 Monthly $ 6282.44
                 ----------- ------------          -----------         --------
            From  10-01-03  -  09-30-04  Annually $ 78,306.44 Monthly $ 6525.54
                 ----------- ------------          -----------         --------

1.11     (a) Address of Landlord for rent payments (Sections 4.1, 4.2):
                 The Emerson Center Company, c/o the Frank M Darby Company
         ----------------------------------------------------------------------
                 3384 Peachtree Road, Suite 400, Atlanta, GA 30326
         ----------------------------------------------------------------------

         (b) Address of Landlord for notices. (Sections 6.3, 19):
                 The Emerson Center Company, c/o Tarragon Realty Investors, Inc.
         -----------------------------------------------------------------------
          3100 Monticello, Suite 200, Dallas, TX 75205 - Attn.: Chris W. Clinton
         -----------------------------------------------------------------------

         (c) Address of Tenant for notices (Sections 6.3, 19):
                 2812 Spring Road, Suite 240, Atlanta, GA 30339
         -----------------------------------------------------------------------

1.12     Geographic Area for CPI Calculation. (Section 5.2):   N/A
                                                            ------------

1.13     Base Month for CPI Calculation. (Section 5.2):   N/A
                                                       ------------

1.14     Landlord's Share of Operating Expenses. (Section 6.2): Base Year 1999
                                                                Actuals
                                                               -----------------

1.15     Landlord's Share of Real Estate Taxes. (Section 6.2): Base Year 1999
                                                               Actuals
                                                               -----------------

1.16     Security Deposit. (Section 7):  $3,937.50 (on file)
                                       ---------------------

1.17     Use. (Section 8.1):   General Office
                            -----------------------

1.18     Brokers. (Section 25.20):   Frank M. Darby Company
                                  ----------------------------------------------

1.19 Addendum(s). (Section 3.2, 4.3, 9.2, 22): The following addendum(s) are attached to this Lease:

This Lease consists of 25 articles on 18 pages, plus Exhibits A, B, D, G and
 1  additional page(s) of Addendum(s).
----

                                                     Tenant's Initials     MD
                                                                        --------
                                                     Landlord's Initials   CC
                                                                        --------

2.   PREMISES.

     2.1 Definition. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property known by suite number and address specified in Section 1.2 hereof, consisting of the approximate amount of rentable square feet specified in Section 1.3 hereof, and which is referred to herein as the Premises. The Premises are located in an office building presently consisting of the total number of rentable square feet specified in Section 1.4 hereof, which office building, the real property on which it is situated (the legal description of which is attached hereto as Exhibit A), and any parking facilities or structures appurtenant thereto are hereinafter collectively referred to as the "Building". The Premises are depicted in Exhibit B attached hereto and incorporated herein by this reference, but the depiction of possible uses, tenants or locations on Exhibit B shall not be construed to be a warranty or representation by Landlord that any such uses, tenants or locations presently exist or will continue to exist. Tenant's share of the total amount of square feet of the Building is equal to the pro-rata share specified in Section 1.5 hereof, and said percentage shall hereinafter be referred to as the Tenant's "Pro-Rata Share".

     2.2 Public Areas. As long as this Lease remains in effect and Tenant is not in default hereunder, Tenant shall have the nonexclusive right, in common with the Landlord, other tenants, subtenants and invitees, to use the public areas of the Building which consist of the entrance foyer and lobby of the Building, the common corridors on the floor of the Building on which the Premises are situated and other areas appurtenant to or servicing the elevators, shipping and receiving areas and lavatories in the Building, provided that Landlord shall have the right at any time and from time to time to exclude therefrom such areas as Landlord may determine so long as access to the Premises is not unreasonably denied.

3.   TERM.

     3.1  Term. The term of this Lease shall be the term specified in Section
1.6 hereof, commencing on the Commencement Date specified in Section 1.7 hereof and ending on the Expiration Date specified in Section 1.8 hereof unless sooner terminated pursuant to any provision of this Lease.

     3.2 Delay in Commencement. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. However, in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant, which date shall be the new Commencement Date, and the Expiration Date shall remain unchanged. Upon Landlord's request, the parties agree to execute in writing an Addendum to certify the Commencement Date and Expiration Date hereof, but this Lease shall not be affected in any manner if either party fails or refuses to execute such Addendum.

     3.3 Early Possession. In the event that Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Lease and Tenant shall be obligated to pay rental and all other charges incurred under this Lease in addition to any obligations which commence on the Commencement Date. Said early possession shall not advance the Expiration Date of this Lease.

     3.4 Delivery of Possession. Tenant shall be deemed to have taken possession of the Premises when the earliest of any of the following occur: (a) five business days after Landlord or Landlord's agent, architect or contractor notifies Tenant that the Premises are ready for occupancy; or (b) Tenant commences to occupy or otherwise make use of the Premises. If Tenant is notified pursuant to Section 3.4(a), Tenant agrees to occupy the Premises within twenty business days thereafter. As used in this Lease, "business days" shall mean Mondays through Fridays. Tenant agrees that, upon the request of Landlord, Tenant will execute a document certifying the date on which Tenant took possession of the premises.

     3.5 Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month at a monthly rental equal to 150% of the Base Rent and Additional Rent payable hereunder. The foregoing provisions of this Section
3.5 shall neither be construed to give the Tenant any right to remain in possession of the Premises or any part thereof after the expiration of the term hereof nor to waive any of the Landlord's rights under the Lease to collect any damages to which it may be entitled, whether direct or consequential.

4.   RENT.

     4.1 Base Rent. The Base Rent for the Premises for the entire term of this Lease shall be as specified in Section 1.9, subject to adjustment pursuant to the application of Section 3.2 relative to postponement of the installments specified in Section 1.10, in advance, on the first day of each month of the term hereof. Tenant shall pay Landlord upon the execution of this Lease the sum specified in Section 1.10 as the installment of Base Rent for the first full calendar month of the term of the Lease. Provided, however, that if the Commencement Date does not occur on the first day of a month, the aforesaid payment shall be for the initial thirty days of the Lease and the next monthly installment of Base Rent shall be due on the first day of the first full calendar month of the term but shall be prorated to cover only those days of said calendar month not previously paid by the Tenant by its initial payment. Base Rent for any period during the term hereof which is less than one calendar month shall be a pro rata portion of the monthly installment based upon actual number of days the Lease is in effect during said calendar month. All rents shall be payable in lawful money of the United States of America without notice or demand and without any deduction, offset or abatement, and shall be payable to Landlord at the address stated in Section 1.11(a) or to such other persons or at such other places as Landlord may designate in writing. The payment of Base Rent hereunder shall be an independent covenant.

     4.2 Additional Rent. Both Tenant and Landlord expressly understand and agree that all other sums, excepting Base Rent as described in Sections 4.1 and 5, which may from time to time become due under this Lease shall be deemed Additional Rent.

                                                 Tenant's Initials        MD
                                                                     -----------
                                                 Landlord's Initials      CC
                                                                     -----------

Additional Rent shall include, but not be limited to, late charges, interest, Shared Expenses as described in Section 6, attorneys' fees, security deposits and any cash bonds which may by circumstance be required to be posted hereunder. Both Tenant and Landlord expressly understand and agree that all monies paid by Tenant hereunder shall be first credited to Additional Rent (and allocated among different items of Additional Rent as Landlord may determine), and only then to Base Rent. All payments of Additional Rent shall be in lawful money of the United State of America, shall be paid without any deduction, offset or abatement, and shall be payable to Landlord at the address stated in Section 1.11(a) or to such other persons or at such other places as Landlord may designate in writing. The obligation to make payments of Additional Rent hereunder shall be an independent covenant.

     4.3 Parking and Storage. Tenant agrees to pay to Landlord the amount of Additional Rent for parking as set forth in any Parking Addendum incorporated in this Lease, and the amount of Additional Rent for storage as set forth in any Storage Space Addendum incorporated in this Lease, in advance for each month on the first day of each month of the term hereof. Unless Tenant executes a Parking Addendum or Storage Space Addendum, Tenant shall have no right to use any parking facilities or storage facilities of the Building, respectively.

     4.4 Acceptance of Rental Payments. No acceptance by Landlord of a lesser sum than the Base Rent and/or Additional Rent then due shall be deemed to be other than on account of the earliest amount of such rental due (unless Landlord elects otherwise), nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction or compromise and settlement, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payments due or to pursue any other remedy as provided in this Lease.

6. SHARED EXPENSES

     6.1 Determination. The monthly obligations for Additional Rent as described in Section 4.2 shall be annually adjusted in accordance with the provisions of Section 6.2 below.

     6.2 Escalations. (a) Landlord agrees to expend as its share of Operating Expenses paid for and sustained by the Landlord during any calendar year an amount not greater than that specified in Section 1.14. Said sum shall constitute the maximum payable by Landlord as its contribution toward Operating Expenses. The term "Operating Expense" means the total amounts paid or payable, whether by the Landlord or otherwise on behalf of the Landlord, in connection with the ownership, leasing, management, maintenance, repair and operation of the Building, other than those expenses described in Section 6.2(b). Operating Expense shall

                                                 Tenant's Initials        MD
                                                                     -----------
                                                 Landlord's Initials      CC
                                                                     -----------
include, without limiting the generality of the foregoing, the aggregate of the amount paid for heating, air conditioning, and providing electricity and water and sewer charges to the Building, other than that paid by individual tenants, the amount paid to any persons or entities for all labor and/or wages (including the cost to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare and fringe benefits), for services rendered, and materials provided to the Building; administrative expenses related to the Building; any costs incurred for any capital improvements or structural repairs to the Building to effect labor savings or otherwise reduce Operating Expenses, or required by law or by any governmental or quasi-governmental authority having jurisdiction over the Building, which costs shall be amortized over the useful life of the applicable capital improvements or structural repairs; the cost of accounting services necessary to compute the rent and charges payable by tenants of the Building; fees for management, legal, accounting, inspection and consulting services pertaining to the Building; the cost of guards and other protection services; and the amount paid for premiums for all insurance procured by Landlord to insure the Building as may be required or permitted under this Lease (including, without limitation, business interruption insurance, and if there is a mortgage or deed of trust on the Building, such insurance as may be required by the holder of such mortgage or deed of trust). Notwithstanding the foregoing, Operating Expenses shall not include the costs of special services rendered to tenants (including Tenant) for which a special or separate charge is made, any costs of preparation of space for new tenants in the Building, any costs borne directly by Tenant under this Lease, leasing commissions, depreciation or interest payments, or debt service payments made to a mortgagee.

     (b) Landlord agrees to expend as its share of Real Estate Taxes paid for and sustained by the Landlord during any calendar year an amount not greater than that specified in Section 1.15. Said sum shall constitute the maximum payable by Landlord as its contribution toward Real Estate Taxes. Real Estate Taxes shall include general and special taxes, assessments, duties and levies, charged and levied upon or assessed against the Building and/or any improvement situated on the real property on which the Building stands, any leasehold improvement, fixtures, installations, additions and equipment used in the maintenance or operation of the Building, whether owned by Landlord or Tenant, not paid directly by the Tenant. Further, if at any time during the term of this Lease, the method of taxation of real estate prevailing at the time of execution hereof shall be or has been altered so as to cause the whole or any part of the taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Landlord, wholly or partially, as a capital levy or otherwise, or on, or measured by the rents received from the Building, then such new or altered taxes attributable to the Premises shall be deemed to be included within the term "Real Estate Taxes" for purposes of this paragraph. The reference to "Building" in this subparagraph shall include, as allocated by the Landlord, improvements or facilities utilized in common by the Building and other buildings upon or adjacent to the real property on which the Building stands.

     (c) Commencing on the first day of the first January after the Commencement Date, and continuing thereafter during the term of this Lease, Tenant shall pay to Landlord monthly in advance on the first day of each month, without notice or demand and without any deduction, offset or abatement, in lawful money of the United States of America, 1/12 of the amount of the Tenant's Pro-Rata Share of the Shared Expenses as estimated by Landlord to be incurred for the calendar year in which the monthly payments are to be made. If the Expiration Date is not December 31, the monthly payments owing hereunder during the last partial calendar year of the Lease shall be appropriately adjusted. For the period from the Commencement Date to December 31 in the same calendar year, Tenant shall not pay estimated Shared Expenses but shall be obligated for its actual Pro-Rata Share of Shared Expenses for said period upon receipt of Landlord's Statement described below. The term "Shared Expenses" shall mean the amount by which Operating Expenses and Real Estate Taxes incurred in any period exceed the amount of Landlord's obligation for the same as specified in Section 1.14 and 1.15.

     (d) In each calendar year after the year in which the Commencement Data occurs, Landlord shall send to Tenant a Landlord's Statement which shall set forth the actual amount of Shared Expenses, with the exception of those States in which real estate taxes are billed on other than a calendar year basis, in that event Landlord's statement of Real Estate Taxes will be based on the Real Estate Tax Fiscal Year and sent within a reasonable time after receipt of Real Estate Tax Statements, and Tenant's Pro-Rata Share thereof for the preceding calendar year or portion thereof and the estimated amount of Shared Expenses and Tenant's Pro-Rata Share thereof for the calendar year in which the Landlord's Statement is given. Landlord's failure to render a Landlord's Statement with respect to any period shall not eliminate or reduce Tenant's obligation to pay Shared Expenses and shall not prejudice Landlord's right to render a Landlord's Statement with respect to any subsequent period. The obligations of Tenant under the provisions of this paragraph with respect to any increase in rent shall survive the expiration or any sooner termination of the term of the Lease. Within 15 days next following the notification by Landlord of the contents of its Landlord's Statement, Tenant shall pay to Landlord the entire amount of Tenant's Pro-Rata Share of actual Shared Expenses for the prior period covered by the Landlord's Statement less the amount of Shared Expenses actually paid by Tenant for said period, plus Tenant shall also then pay to Landlord such amount as is necessary to assure than, through the calendar month in which the Landlord's Statement is given, the Tenant has paid to Landlord the full amount of estimated Shared Expenses for the calendar year in which Landlord's Statement is given, as if the Landlord's Statement were given on January 1 of said calendar year. For each month following for the remainder of said calendar year, Tenant shall pay the monthly estimated Shared Expenses set forth in the Landlord's Statement. In the event that the estimated payments made by the Tenant in the calendar year preceding the date on which the Tenant is given notice of the Landlord's Statement exceed the Tenant's Pro-Rata Share of actual Shared Expenses for such calendar year, then should the Tenant not be otherwise in default hereunder, the amount of such excess shall be applied by the Landlord to the next succeeding installments of monthly estimated payments of Shared Expenses.

     6.3 Statements. Nothing in this Lease shall be construed to require Landlord to render the statements described in Sections 5.2 and 6.2 simultaneously or in any particular order. All reasonable determinations by Landlord pursuant to Section 6 shall be presumed to be correct. Until Tenant is advised of the adjustment in its obligation to pay Shared Expenses, if any, pursuant to the provisions of Section 6.2. Tenant's monthly rental shall continue to be paid at the then current rent (including all prior adjustments thereto pursuant to this Lease). Upon written notice to Landlord of not less than fifteen business days, Tenant shall have the right to review the documentation relied upon by Landlord relating to the computation of Shared Expenses, which review shall occur at the location specified in Section 1.11(b). All Shared Expenses shall be computed on the actual basis. In computing Shared Expenses, no cost or expense may be accounted more than once, any expenses which are paid by the proceeds of insurance shall be excluded, and any expenses which are separately metered or billed directly to and separately paid by any other tenant shall be excluded. Tenant shall have the right to cause an audit to be made of Landlord's computation of Shared Expenses, at the location of the Corporate Office in Dallas, Texas, at Tenant's sole expense, not more frequently than once per calendar year. Tenant shall not be entitled to withhold or deduct any portion of Base Rent or Additional Rent during the pendency of any such audit. Any errors disclosed by such audit shall be promptly corrected, provided that Landlord shall have the right to cause another independent audit to be made of such computations, and in the event of a disagreement between the auditors, the audit disclosing the least amount of deviation from Landlord's original computations shall be conclusively deemed to be correct.

                                                 Tenant's Initials  MD
                                                                   -------------
                                                 Landlord's Initials  CC
                                                                     -----------

7.   SECURITY DEPOSIT.

     Tenant shall deposit with Landlord upon execution hereof the sum specified in Section 1.16 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may without notice to Tenant use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated. Landlord shall not be required to keep said deposit separate from its general accounts and Tenant shall not be entitled to interest on such deposit. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of the Tenant's interest hereunder) within sixty (60) days after either the expiration of the term hereof or after Tenant has vacated the Premises, whichever is later. Landlord shall deliver the funds deposited herein by Tenant to the purchaser of the Building in the event the Building is sold (or give such purchaser a credit against the purchase price in the amount of such deposit), and thereupon Landlord shall be discharged from all further liability with respect to such deposit. If Tenant shall default under this Lease more than two (2) times in any twelve (12) month period, irrespective of whether or not such default is cured, then the security deposit shall, within ten (10) days after demand by Landlord, be increased by Tenant to an amount equal to the greater of: (i) three (3) times the amount specified in Article 1.16; (ii) three (3) months' fixed rent; or
(iii) as may be otherwise required by Landlord.


8.   USE.

     8.1 Use. The Premises shall be used and occupied only for the uses specified in Section 1.17 hereof, provided that the foregoing shall not be construed as a representation or guarantee by the Landlord that such business may lawfully be conducted on the Premises.

     8.2 Compliance With Law. In the event it is determined by the applicable governmental unit that the Premises violates any building code, regulation or ordinance, then it shall be the obligation of the Landlord, after written notice from Tenant which includes a copy of the governmental unit's determination, to promptly, at Landlord's sole cost and expense, rectify any such violation. In the event Tenant does not give to Landlord written notice of any such violation within thirty (30) days from the date on which Tenant takes possession of the Premises, it shall be conclusively deemed that such violation, whether the same is patent or latent, did not exist and the correction of the same shall be the obligation and expense of the Tenant at the direction of the Landlord, provided, however, that nothing in this Section shall be construed to require or permit the Tenant to make any structural changes to the Building not caused by Tenant's improvements or the nature of Tenant's occupancy of the Premises.

     8.3 Waste and Nuisance. Tenant shall not commit, suffer or permit any waste, damage, disfiguration or injury to the Premises, the common areas in the Building, or the fixtures and equipment located therein or thereon. Tenant shall not permit or suffer any overloading of the floors thereof, and shall not place therein any heavy business machinery, safes, computers, data processing machines, or other items heavier than customarily used for general office purposes without first obtaining the written consent of Landlord. Tenant shall not use or permit to be used any part of the Building for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance, noise, action, or disturbance of other tenants, in, at or on the Premises.

     8.4 Conditions of Premises. Except as provided in Section 8.2, Tenant hereby accepts the Premises in their condition existing as of the date of the commencement hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. In addition, except as provided in
Section 8.2, Tenant shall at Tenant's expense, comply promptly with all applicable laws, statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises.

     8.5  Insurance Cancellation.  Notwithstanding the provisions of Section
8.2 hereinabove, no use shall be made or permitted to be made of the Premises, nor acts done which will cause the cancellation of any insurance policy covering said Premises or the Building, and if Tenant's use of the Premises causes an increase in said insurance rates, Tenant shall pay any such increase as Additional Rent, which, together with interest on any amount paid therefor by Landlord, shall be payable by Tenant on the next succeeding date on which a Base Rental payment is due.

     8.6 Landlord's Rules and Regulations. Tenant shall faithfully observe and comply with the reasonable rules and regulations that Landlord shall from time to time promulgate, including without limitation any rules and regulations attached to this Lease, which are hereby incorporated wherein by this reference. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modification to those rules and regulations shall be binding upon Tenant upon Landlord giving notice of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.


9.   LANDLORD'S SERVICES.

     9.1 Basic Services. Subject to any law, rule or governmental order or regulation, and further subject to any circumstance beyond the control of the Landlord, Landlord shall furnish the following services:

          (a) Air conditioning and heat, whichever be required, 24 hours a day, 7 days a week, 365 days a year.

          (b) Hot and cold water for lavatory purposes and electric current for lighting the Premises and for ordinary

                                                    Tenant's Initials   MD
                                                                      ----------
                                                    Landlord's Initials  CC
                                                                        --------
office appliances and office machines only, provided that Tenant shall not use any electrical equipment which in Landlord's opinion will overload the wiring insulations or interfere with the use thereof by Landlord or any other tenant in the Building. If a further supply of water is required by Tenant, then at Tenant's expense, Landlord shall have the option to install and maintain a water meter to register such consumption, and Tenant shall pay as Additional Rent for water consumed, at the cost to Landlord, and for sewer rents and all other rents and charges based upon such consumption of water;

         (c) General day-to-day janitorial service (excluding carpet shampooing and hard surface floor waxing) five days a week, and elevator service during the same hours for which air conditioning and heat services are provided as set forth above, provided, however, that in the event Tenant is delinquent in making any installment payment of rent under this Lease for a period of 15 days or more after it shall become due, Landlord may discontinue furnishing any or all of the services described in this Section 9 until all arrears of rental payments, plus interest and late charges and any other sums due under this Lease, shall have been paid in full. Whenever heat generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, as determined by Landlord, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the costs therefor, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. If Tenant, as determined by Landlord, requires electric current in excess of that usually furnished or supplied to the Premises, Landlord may, at its election, either cause an electric current meter to be installed in the Premises so as to measure the electric current consumed for such excess use or determine the value of such excess use by causing an independent electrical engineer or consulting firm, selected by Landlord, to conduct a survey of Tenant's use of electric current and to certify such determination in writing to Landlord and Tenant. The cost of any such meter or survey, as the case may be, and of the installation, maintenance or survey, as the cause may be indicates such excess use by Tenant of electric current, Tenant agrees to pay to Landlord, as Additional Rent, promptly upon demand therefor by Landlord, the amount determined to be due for the electric current consumed by Tenant, as shown by said meter or as indicated in said survey, as the case may be, at the rate charged for such service by the local public authority or the local public utility, as the case may be, furnishing the same, plus any additional expenses incurred by Landlord in keeping account of the electric current consumed.

         (d) Notwithstanding anything in this Lease to the contrary, Tenant will not without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space. Tenant shall not connect with any electric current except through existing electrical outlets in the Premises, or to any water pipes, any apparatus or device for the purposes of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises. Tenant must first procure the written consent of Landlord to the use thereof. With the prior written consent of Landlord, Tenant may maintain and operate data processing equipment on the Premises, but all additional costs in connection therewith (including, but not limited to, additional support flooring, insulation, electrical outlets and temperature maintenance facilities) shall be borne solely by Tenant and the utility services utilized by or for such equipment shall be separately metered and the cost of such utility services with metering shall be borne solely by Tenant. At Tenant's request, and with Landlord's prior approval, Landlord shall furnish the services described in this Section at times other than specified in
Section 9.1 (a), provided that Tenant shall pay the entire cost thereof as reasonably determined by Landlord as Additional Rent, notwithstanding the fact that such services may also benefit portions of the Building other than the Premises (in which event Landlord shall not receive collectively from all tenants paying for any portion of such additional services more than the actual cost to Landlord of providing the same).

    9.2 Initial Construction. Landlord agrees to perform the work and make such installations in the Premises as set forth in the Work Letter Addendum which, if attached hereto as indicated in Section 1.19, constitutes additional provisions of this Lease which are hereby incorporated by reference. Tenant acknowledges that it will examine the Premises before taking possession hereunder and agrees that unless Tenant furnishes Landlord with a notice in writing specifying any apparent defect in the construction within twenty business days after such taking of possession pursuant to Section 3.4, it shall be conclusively deemed that Tenant has examined the Premises and that the same were in good order and that Landlord had satisfactorily completed the work it agreed to perform. Tenant agrees that there is no promise, representation, or undertaking by or binding upon Landlord with respect to any construction, alteration, remodeling or redecorating in or to the Premises except as expressly set forth in the Work Letter Addendum.

    9.3 Interruption of Services. Landlord reserves the right from time to time to install, use, maintain, repair, replace and relocate any mechanical, plumbing, and electrical equipment serving the Premises and other parts of the Building, and to alter or relocate any other facility in the Building. Interruption or curtailment of any service maintained in the Building, if caused by strikes, mechanical difficulties, actions of the Landlord under the first sentence of this Section 9.3, or for any other reason beyond Landlord's control, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, nor shall the same constitute constructive or partial eviction. Unless due to the gross negligence of Landlord, Landlord shall not be liable to Tenant for any injury or damage resulting from defects in the plumbing, heating, or electrical systems in the Building or for any damage resulting from water seepage into the Building or for any act or failure to act by any other Tenants at the Building or for any damage resulting from wind storm, hurricane or rain storm.

10. MAINTENANCE, REPAIRS AND ALTERATIONS

    10.1 Landlord's Obligations. Subject to the provisions of Sections 8.2 and 14, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, representatives, customers or invitees, in which event Tenant shall repair the damage, at its sole expense, Landlord shall keep in good order, condition and repair the structural portions of the Building and those portions of the Building which are not occupied or leased by any tenant, and all costs incurred by Landlord in making any such repairs or performing such maintenance shall be Operating Expenses as defined in Section 6.2, provided that Landlord shall have no obligation to perform any act which is the obligation of Tenant or any other tenant in the Building. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Other than as specifically provided in this Section 10.1, Landlord shall not be obligated to make any repairs or improvements of any kind, in, upon, about, or to the Premises or the Building.

    10.2 Tenant's Obligations. Subject to the provisions of Sections 8.2 and 14, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof including, without limiting the generality of the foregoing, all

                                                       Tenant's Initials    MD
                                                                          ------
                                                       Landlord's Initials  CC
                                                                          ------
plumbing, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the Premises. All repairs made by the Tenant shall be at least of the same quality, design and class as that of the original work. Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care and cleanliness of the Building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Building. All damage or injury to the Building or to the Premises, fixtures, appurtenances and/or equipment caused by the Tenant moving property in or out of the Building or the Premises or by Tenant's installation or removal of furniture, fixtures, or other property, or from any other cause of any kind or nature whatsoever due to carelessness, omission, neglect, improper conduct, or other cause of the Tenant, its agents, employees, invitees, contractors or subcontractors shall be repaired, restored, or replaced promptly by the Tenant at its sole cost and expense to the satisfaction of the Landlord. In the event that the Tenant fails to keep the Premises in good order, condition and repair while this Lease remains in effect, then as soon as possible after written demand (which written demand shall not be required in the case of an emergency), Landlord may restore the Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof Tenant shall pay to Landlord upon demand and as Additional Rent the cost of restoring the Premises to such good order and condition, together with interest thereon from the date paid.

     10.3 Surrender. On the last day of the term hereof or on any sooner termination or date on which Tenant ceases to possess the Premises, Tenant shall surrender the Premises to Landlord in good and clean condition, ordinary wear and tear excepted. Prior to such surrender Tenant shall repair any damage to the Premises occasioned by its removal of trade fixtures, furnishings and equipment, which repair shall include the patching and filling of holes and repair of structural damage. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any liability (including reasonable attorneys' fees) of Landlord to third parties resulting from Tenant's failure to timely comply with the provisions of this Section 10.3.

     10.4 Alterations and Additions. (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions
(referred to collectively herein as "Alterations") in, on or about the Premises. Landlord may require that Tenant remove any or all of said Alterations at the expiration of the term or such other time at which Tenant ceases to possess the Premises, and restore the Premises to their prior condition. Should Tenant make any Alterations without the prior approval of the Landlord, Landlord may require that Tenant immediately remove any or all of such items and/or Landlord may declare a default by Tenant under this Lease. Except in connection with normal interior decorating of the Premises, Tenant shall not place any holes in any part of the Premises, and in no event shall Tenant place any exterior or interior signs or interior drapes, blinds, or similar items visible from the outside of the Premises without the prior written approval of Landlord.

          (b) Any Alterations in, on or about the Premises that Tenant shall desire to make shall be presented to Landlord in written form with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do the work from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant with all conditions of said permit and with all specifications in the plans in a prompt and expeditious manner. Tenant shall not permit any of the work to be performed by persons not currently licensed under any applicable licensing laws or regulations pertaining to the types of work to be performed. Landlord shall not be deemed unreasonable in the exercise of its discretion for withholding approval of any Alterations which involve or might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside of the Premises, or which will require unusual expense to re-adapt the Premises to normal office use on the termination or expiration of the Lease, unless in the latter case Tenant either desires to or is required to make repairs or Alterations in accordance with this Lease, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond (or such other applicable bond as determined by Landlord) in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Landlord against liability including but not limited to liability for mechanic's and materialmen's liens and to insure completion of the work.

          (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or the Building. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in, on or about the Premises, and Landlord shall have the right to post notices of non-responsibility in, on or about the Premises as provided by law. Tenant shall have no power or authority to do any act or make any contract which may create or be the basis for any lien upon the interest of the Landlord, the Premises or the Building, or any portion thereof. If any mechanics or other lien or any notice of intention to file a lien shall be filed or delivered with respect to the Premises or the Building, based upon any act of the Tenant or of anyone claiming through the Tenant, or based upon work performed or materials supplied allegedly for the Tenant, Tenant shall cause the same to be canceled and discharged of record within fifteen (15) days after the filing or delivery thereof. If Tenant has not so canceled the lien within fifteen (15) days as required herein, Landlord may pay such amount, and the amount so paid together with interest thereon from the date of payment and all legal costs and charges, including attorneys fees, incurred by Landlord in connection with said payment and cancellation of the lien or notice of intent shall be Additional Rent and shall be payable on the next succeeding date on which a Base Rental installment is due. Landlord may, at its option and without waiving any of its rights set forth in the immediately preceding sentence, permit Tenant to contest the validity of any such lien or claim, provided that in such circumstances the Tenant shall at its expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord, the Premises or the Building, provided further that Landlord may at any time require the Tenant to deposit with the court exercising jurisdiction over such claim, such amount as may be necessary under applicable statutes to cause the release and discharge of the lien, and if Tenant shall not immediately make such payment upon the request of Landlord, Landlord may make said payment and the amount so paid, together with interest thereon from the date of payment and all legal costs and charges, including attorneys fees, incurred by Landlord in connection with said payment shall be deemed Additional Rent and shall be payable on the next succeeding date on which a Base Rental installment is due. In addition, Landlord may require Tenant to pay Landlord's attorney fees and costs in participating in such action if Landlord shall decide it is in its best interest to do so. Nothing herein contained shall be construed as a consent on the part of Landlord to subject the interest and estate of Landlord to liability under any lien law of the state in which the Premises are situated, for any reason or purpose whatsoever, it being expressly understood that Landlord's interest and estate shall not be subject to such liability and that no person shall have any right to assert any such lien.

          (d) Unless Landlord requires their removal, as set forth in Section 10.4(a), all Alterations which may be made

                                                  Tenant's Initials  MD
                                                                   ---------
                                                  Landlord's Initials  CC
                                                                     -------
on the Premises shall, at the expiration of the term or such other time at which Tenant ceases to possess the Premises, become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the provisions of this Section 10.4(d), Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 10.3 hereof and provided further that Tenant is not in default under this Lease at the time Tenant ceases to possess the Premises.


11.  TENANT'S USE OF PUBLIC AREAS.

     Tenant's non-exclusive use of the public areas described in Section 2.2 shall be subject to such Reasonable Rules and Regulations promulgated by Landlord pursuant to Section 8.6. Tenant agrees to repair at its cost all deteriorations or damages to the public areas occasioned by its negligence or intentional misconduct or that of its officers, agents, representatives, customers, employees or invitees.


12.  TAXES AND TELEPHONE.

     12.1 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. If Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within (10) days after receipt of a written notice from Landlord setting forth the taxes applicable to Tenant's property, and if Tenant fails to do so, Landlord may make such payment and the amount so paid, together with interest thereon from the date paid, shall be Additional Rent and shall be due and payable to Landlord on the next succeeding date on which a Base Rental installment is due.

     12.2 Evidence of Payment. Tenant shall promptly deliver to Landlord, upon Landlord's written request, receipts for payments of all taxes, charges, rates, dues, assessments and licenses in respect of all improvements, equipment and facilities of the Tenant on or in the Premises which were due and payable within a period up to one year prior to Landlord's making such request.

     12.3 Telephone. Tenant shall separately arrange and pay for the furnishing of and use of all telephone services as Tenant may deem necessary for its use of the Premises, and Landlord shall have no liability in connection therewith.


13.  INSURANCE AND INDEMNITY.

     13.1 Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of bodily injury and property damage insurance, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount not less than $500,000 per person, $500,000 per occurrence for bodily injury, and $500,000 for property damage, or $1,500,000 combined single limit for said items. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant shall also obtain and keep in force during the term of this Lease, at Tenant's expense, "all risk" or "special coverage form" insurance upon the property of every description and kind owned by the Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of the Tenant, including without limitation, furniture, fittings, installations, alternations, additions, partitions, fixtures and anything in the nature of leasehold improvements in an amount not less than 80% of the full replacement cost thereof. Such insurance shall insure the Tenant and Landlord, and in the event that there shall be a dispute as to the amount which comprises the full replacement cost, the decision of the Landlord shall be conclusive. If Tenant shall fail to procure and maintain the insurance required hereunder, Landlord may but shall not be required to procure and maintain the same, and any amount so paid by Landlord for such insurance shall be Additional Rent which, together with interest thereon from the date paid, shall be due and payable by Tenant on the next succeeding date on which a Base Rental installment is due. If in the opinion of Landlord the amount of liability insurance required hereunder is not adequate, then not more frequently than once during each option, extension or renewal term of this Lease, if any, Tenant shall increase said insurance coverage as required by Landlord. Provided, however, that in no event shall the amount of the liability insurance increase by more than fifty percent of the amount of the insurance during the preceding term of this Lease. However, the failure of Landlord to require any additional insurance coverage shall not be deemed to relieve Tenant from any obligations under this Lease.

     13.2 Property Insurance. Landlord shall obtain and keep in force during the term of this Lease fire and extended coverage on the Building (including Building standard leasehold improvements). Landlord may also, but shall not be required to, procure any other insurance policies respecting the Premises or Building which Landlord deems necessary.

     13.3 Insurance Policies. Insurance required by Tenant hereunder shall be in companies rated A+, AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to taking possession of the Premises copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses reasonably satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount, together with interest thereon, shall be Additional Rent and shall be payable by Tenant on the next succeeding date on which a Base Rental payment is due. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Section 13.1. Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing an increase in the cost of insurance.

     13.4 Waiver of Subrogation. As long as their respective insurers so permit, Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other for loss or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance

                                                  Tenant's Initials   MD
                                                                   ---------
                                                  Landlord's Initials   CC
                                                                     -------
required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease and obtain policies of insurance, if obtainable, which shall include a waiver by the insurer of all right of subrogation against Landlord or Tenant in connection with any loss or damage thereby insured against.

     13.5 Hold Harmless. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Landlord which arise from Tenant's use of the Premises or the Building or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in, on or about the Premises or the Building, and shall further indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Landlord which arise from any breach or default in the performance of any obligation on Tenant's part to be performed under any provision of this Lease or which arise from any negligence of Tenant or any of its agents, representatives, customers, employees or invitees.

     13.6 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom, including without limitation from any relocation by Landlord of Tenant within the Building (except as expressly provided otherwise in Section 20), or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, representatives, agents, invitees, customers or any other person in, on or about the Premises or Building, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, representatives, agents, customers, or invitees, whether any such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, and whether the said damage or injury results from conditions arising upon the Premises or any other cause, and whether the said damage or injury results from conditions arising upon the Premises or Building, or from other sources or places, and regardless of whether the cause of such injury or the means of repairing the same is inaccessible to Landlord or Tenant, unless such injury, loss of income or damage is caused by the Landlord's gross negligence. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building. Tenant hereby assumes all risk of damage to property or injury to persons in, on or about the Premises or the Building from any cause and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage arises out of the gross negligence of Landlord.


14. DAMAGE OR DESTRUCTION

     14.1 Option to Terminate Lease. If the Premises or any part thereof shall be damaged or destroyed by fire or other casualty, the Landlord may, at its option and subject to Section 14.2 hereinbelow, elect to terminate this Lease by giving notice to the Tenant within ninety (90) days after Landlord receives actual notice of the fire or other casualty, and thereupon the term of this Lease shall expire by lapse of time upon the tenth day after such notice is given. Instead of exercising said option, Landlord may elect to repair or restore the Premises to the same condition as existed before such damage or destruction. Upon electing to repair or restore, Landlord may proceed with reasonable dispatch to perform the necessary work, and the Base Rent to be paid until such work is completed shall be abated in proportion of the Premises being unusable for a period equal to one day or less, but Landlord shall not be liable to Tenant for any delay which arises by reason of labor strikes, adjustments of insurance or any other cause beyond Landlord's control, and in no event shall Landlord be liable for any loss of profits or income. Notwithstanding the foregoing, there shall be no abatement, apportionment or reduction in the rental obligations of Tenant if the damage or destruction is caused by the Tenant or Tenant's agents, representatives, employees, customers or invitees.

     14.2 Obligation to Repair or Restore. If and only if all of the following circumstances exist with respect to damage or destruction to the Premises, Landlord may not elect to terminate the Lease as provided in Section 14.1 hereof but rather must elect to repair or restore the Premises:

          (a) There is no fault or neglect on the part of the Tenant, Tenant's agents, representatives, employees, customers or invitees which contributed to the damage or destruction;

          (b) The damage or destruction to the Premises is less than fifty percent (50%) of the replacement cost thereof as determined by Landlord;

          (c) The Landlord is fully insured for the casualty which causes the damage or destruction and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises;

          (d) The date of the damage or destruction is greater than one year prior to the Expiration Date of this Lease or any renewal, modification or extension thereof; and

          (e) Less than sixty percent (60%) of the rentable square feet of the Building is so damaged or destroyed, as determined by Landlord, regardless of the percentage of rentable square feet of the Premises which may be damaged or destroyed.

     14.3 Fault of Tenant. Landlord may exercise its option to repair or restore as described in Section 14.1 even if such damage or destruction is due to the fault or neglect of Tenant, Tenant's agents, representatives, employees, customers or invitees, but in such event Landlord's election to repair or restore shall be without prejudice to any other rights and remedies of Landlord under this Lease, and there shall be no apportionment or abatement of any rent of any kind and Landlord shall not be liable for any other loss to Tenant of any nature whatsoever.

     14.4 Obligations of Tenant. Except as provided in this Section 14, none of Tenant's obligations under this Lease shall be affected by any damage or destruction of the Premises by any cause whatsoever. Tenant hereby expressly waives any and all rights it might otherwise have under any law, regulation or statute which would act to modify the provisions of the immediately preceding sentence.

     14.5 Termination by Tenant. In the event that more than sixty percent (60%) of rentable square feet of the Premises shall be damaged or destroyed by fire or other casualty not caused by the Tenant or Tenant's agents, representatives, employees, customers

                                                    Tenant's Initials    MD
                                                                        ----
                                                    Landlord's Initials  CC
                                                                        ----
or invitees, either party may terminate this Lease by giving notice to the other within thirty (30) business days after the date of the fire or other casualty, and upon such termination the rental obligations of the Tenant shall be duly apportioned as of the date of such fire or other casualty, provided, however, that Tenant shall have no right to terminate the Lease under this
Section 14.5 if Tenant is in default of any of its obligations under the Lease as of the date of the fire or other casualty.

15.  CONDEMNATION

     If the Premises are taken under any public or private power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), or if any portion of the Building is so condemned so that it would not be practical, in Landlord's judgment, to continue to maintain the Building, this Lease shall terminate as of the date of the condemning authority takes title or possession, whichever occurs first. If only a portion of the Premises are so condemned, Landlord shall have the right, if more than sixty percent (60%) of rentable square feet of the Premises are so condemned, to terminate this Lease as of the date the condemning authority takes title or possession, whichever occurs first, by Landlord's giving written notice of such termination to Tenant not later than thirty (30) days after said date, but should Landlord elect not to so terminate this Lease, the Lease shall remain in full force and effect as to the portion of the Premises not so taken, the Tenant's rental obligations shall be reduced proportionately to reflect the number of rentable square feet remaining in the Premises, and such rental reduction, if any, shall take effect as of the date which is thirty (30) days after the date of which the condemning authority takes title or possession, whichever first occurs. If repairs or restorations to that portion of the Premises not so taken are deemed necessary by Landlord to render such portion reasonably suitable for the purposes for which it was leased, as determined by Landlord, Landlord shall perform such work at its own cost and expense but in no event shall Landlord be required to expend any amount greater than the amount received by Landlord as compensation for the portion of the Premises taken by the condemnator. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, except that any award or other compensation made for any taking is subject to the rights of the first mortgagee up to the amount of its lien and of any junior mortgagee, as may be permitted by the first mortgagee, up to the full amount of such junior lien; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property and/or for the interruption of or damage to Tenant's business.

16.  ASSIGNMENT AND SUBLETTING

     16.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of the Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation or liquidation, or by any subsequent change in the ownership of fifty percent (50%) or more of the capital stock of Tenant shall be deemed a prohibited assignment within the meaning of this Section 16. As a condition of obtaining Landlord's consent, Tenant shall submit to Landlord together with its request for consent the name of the proposed assignee or subtenant, the terms and provisions of the proposed transaction, and such information as to the nature of the proposed assignee's or subtenant's business and its financial responsibility and standing as Landlord may reasonably require, together with the effective date of the proposed transfer which shall be at least sixty (60) days after the date of submission of such information to Landlord. Landlord's failure to consent to any proposed transfer under this Section shall not be deemed unreasonably withheld if (a) the occupancy resulting from such transfer will not be consistent with the general character of the business carried on by the tenants of the Building or violates any rights or options held by any other tenant of the building; or (b) the proposed occupant pursuant to the transfer does not have the financial strength and stability to perform its rental obligations of Landlord is unable to obtain guaranties from one or more affiliates of the proposed occupant in order to secure such financial obligations; or (c) any proposed sublease does not incorporate this Lease in its entirety so as to be subject to this Lease's terms, or any such sublease does not require the sublessee to attorn to Landlord at Landlord's option in the event of a default by Tenant under this Lease; or (d) if Tenant does not execute an agreement with Landlord requiring Tenant to pay to Landlord, as Additional Rent, one hundred percent (100%) of all moneys or other consideration received by Tenant from its transferee (whether paid to Tenant as consideration for Tenant's transfer of property or other assets to the transferee or as consideration for the transferee's occupancy of the Premises) in excess of the amounts owed by Tenant to Landlord under this Lease, which Additional Rent shall be paid to Landlord as and when received by Tenant.

     16.2 No Release of Tenant. Regardless of Landlord's consent, no subletting or assignment or other transfer described in Section 16.1 shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Consent to one assignment, subletting or other transfer shall not be deemed consent to any subsequent act. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee or successor. Landlord may consent to subsequent assignments, subletting, or transfers of this Lease or amendments or modifications to this Lease with assignees or successors of Tenant without notifying Tenant and without obtaining its consent thereto and such action shall not relieve Tenant of liability under this Lease. In the event Landlord allows assignment or subletting hereunder, neither Tenant, the assignee of Tenant, or the sublessee of Tenant shall have any option to extend the term of this Lease even if such option is otherwise granted to Tenant herein and notwithstanding the provisions of any such option granted to Tenant herein, and all rights and options to extend this Lease otherwise granted to Tenant shall be deemed terminated and canceled as of the date of such assignment, subletting or other transfer. Notwithstanding anything in this Lease to the contrary, Landlord shall have no obligation to grant consent to any transfer as defined in Section 16.1 if Tenant is in default under this Lease at the time the request for consent is made or at any time thereafter through the effective date of the transfer. In addition, Tenant acknowledges that its intent in executing this Lease is to occupy the Premises and not to make speculative usage of the Premises, and therefore Landlord shall have no obligation whatsoever to consent to any proposed transfer if the rentals payable by the proposed occupant to the Tenant are less than the rentals sought to be received by the Landlord for vacant space in the Building as of the date on which the Tenant is requesting the Landlord's consent to the transfer. In the event that Tenant proposes to assign this Lease or to sublet all of the Premises, Landlord shall have the right, exercisable by notice in writing after receipt of the request by Tenant, to terminate this Lease upon execution of an agreement between

                                                        Tenant's Initials  MD
                                                                         -------
                                                        Landlord's Initials CC
                                                                           -----

Landlord and the proposed assignee or subtenant, provided that Landlord shall not have any such termination right if Tenant withdraws such request within ten
(10) days of being notified by Landlord that it has elected to exercise said termination right.

     16.3 Attorneys Fees and Administrative Fees. In the event Tenant shall request the consent of Landlord to any assignment, subletting or transfer or if Tenant shall request the consent of Landlord for any other act which Tenant proposes to do under any other provision of this Lease, then Tenant shall pay Landlord's attorneys fees incurred in connection with the consideration or evaluation of such request. In addition thereto, in the event that Landlord shall consent to a sublease, assignment or transfer under Section 16.1, Tenant shall pay Landlord administrative fees of Two Hundred Dollars ($200) incurred in connection with giving such consent.

     16.4 Right to Collect Rent. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of any provision of this Lease. If the Premises are sublet or occupied by anyone other than Tenant and Tenant is in default hereunder, or this Lease is assigned by Tenant, then, in any such event, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent reserved in this Lease, but no such collection shall be deemed a waiver of the covenant in this Lease against assignment and subletting or the acceptance of such assignee, subtenant or occupant as tenant, or a release of Tenant from further performance of the covenants contained in this Lease.

17.  DEFAULTS; REMEDIES

     17.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

          (a)  The vacating or abandonment of the Premises by Tenant; or

          (b) The failure by Tenant to make any payment of Base Rent, Additional Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days; or

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in paragraph (b) above, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default as determined by Landlord is such that more than five (5) business days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure as soon as possible within said five (5) business day period and thereafter diligently prosecutes such cure to completion, and in any case completes said cure within twenty (20) business days after the aforesaid written notice, or

          (d) (i) The insolvency of the Tenant or the execution by the Tenant of an assignment for the benefit of creditors, or the convening by Tenant of a meeting of its creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debts; or the failure of the Tenant to generally pay its debts as they mature; or (ii) the filing by or for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days; or (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     17.2 Remedies in Default. (a) In the event of any such default or breach by Tenant, Landlord shall have the right at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may otherwise have by reason of such default or breach, to terminate this Lease at its option or to re-enter and at its option to attempt to re-let without terminating this Lease and remove all persons and property from the Premises, using any force as may reasonably be necessary to accomplish said purposes, all without service of notice or resort to legal process and without being deemed guilty of trespass or forcible entry or becoming liable for any loss or damage which may be occasioned thereby.

          (b) If Tenant shall fail to remove any effects which it is entitled to remove from the Premises upon the termination of this Lease, or any extension or renewal hereof, or upon a re-entry by Landlord for any cause whatsoever, or upon Tenant's ceasing to possess the Premises for any reason, the Landlord, at its option, may remove the same and store or dispose of the said effects without liability for loss or damage thereto, and Tenant agrees to pay to Landlord on demand any and all expenses incurred in such removal, including Court costs, attorneys fees, storage and insurance charges on such effects for any length of time the same shall be in Landlord's possession; or the Landlord, at its option, without notice, may sell such effects, or any of them, at private or public sale and without legal process, for such price or consideration as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord, and upon the expenses incidental to the removing, cleaning the Premises, selling said effects, and any other expense, rendering the surplus, if any, to the Tenant; provided, however, in the event the proceeds of such sale or sales are insufficient to reimburse the Landlord, Tenant shall pay such deficiency upon demand. Tenant acknowledges and agrees that any such disposition of Tenant's property in the above-described manner by the Landlord shall be deemed to be commercially reasonable and that no bailment shall be created by Landlord's exercise of any of its rights under this subparagraph (b).

          (c) Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings, or pursuant to any notice provided for by law, it may make such alterations, additions, improvements and repairs as may be necessary in order to re-let the Premises, and may but need not re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord may determine to be advisable; upon each such re-letting all rentals received by the Landlord;
shall be applied i) first to the payment of any costs and expenses of such re-letting, including brokerage fees and attorney's fees and the cost of such alterations, additions, improvements and repairs; ii) second, to the payment of Base Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder provided that Tenant

                                                  Tenant's Initials     MD
                                                                     ---------
                                                  Landlord's Initials   CC
                                                                     ---------
shall have no right to claim any interest in all or any portion of said residue and if the rent and other charges paid or to be paid to Landlord by any new tenant pursuant to any re-letting exceed the monetary obligations of Tenant, Tenant shall have no right to claim any interest in all or any portion of said excess. If such rental received from such re-letting during any month be less than that to be paid during the month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord, and such deficiency shall be calculated and paid monthly on the date on which the rent would have been payable hereunder if possession had not been retaken. If, during the existing term of this Lease, the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such re-letting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such re-letting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such re-letting, and any rent concessions will be equally apportioned over the term of the new lease. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises for any reason, or in the event the Premises are re-let, for failure to collect the rent thereof under such re-letting. No such reentry or taking possession of the Premises by Landlord, nor any acts pursuant thereto, shall be construed as an election on its part to terminate this Lease unless a written notice of such termination be given to Tenant by Landlord. No notice from Landlord under this Lease or under any applicable forcible entry and detainer or eviction statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          (d) Should Landlord at any time terminate this Lease for any default or breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such default or breach, including the cost of recovering the Premises, reasonable attorneys fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and such other charges as are required to be paid by Tenant under the terms of this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord; provided, however, that if the then reasonable rental value of the Premises exceeds the value of the rent and other charges required to be paid by Tenant under this Lease as aforesaid, Tenant shall have no right to claim any interest in all or any portion of such excess. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual Base Rent and Additional Rent paid or payable by Tenant from the Commencement Date of this Lease to the time of default, or during the preceding three (3) full calendar years, whichever is shorter; and

          (e) Each of the remedies set forth hereinabove in this Section 17 shall not be exclusive, but rather shall be considered cumulative with any other legal or equitable remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease. Suit or suits for the recovery of the amount of damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no event of default. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Section.

    17.3  Default by Landlord. Landlord shall not be in default unless
Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, specifying the manner in which Landlord has failed to perform such obligation; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance as determined by Landlord, then Landlord shall not be in default if Landlord commences performance within such thirty day period and thereafter diligently prosecutes the same to completion; provided further that Landlord's obligation to perform any act under this Lease shall be excused for any period of time during which Landlord is prevented from performing because of any circumstance beyond Landlord's control. Tenant's remedies upon Landlord's default are further limited by Section 18.3 and 25.2 below.

    17.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Base Rent, Additional Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after paid amount is due, then Tenant shall immediately pay to Landlord a late charge equal to ten percent (10%) of such over due amount or the sum of One Hundred Dollars ($100.00), whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant and is in addition to interest due under Section 25.4. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any of the other rights and remedies granted hereunder.

18. RIGHTS OF MORTGAGEES.

    18.1 Subordination. As used throughout this Section 18, the term "mortgagee" shall refer to the holder of a Mortgage or deed of trust or ground lease affecting the Premises. This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the provisions of any ground lease, mortgage or deed of trust affecting the Premises, and to each advance made or hereafter to be made under the same, and to all renewals, modifications, consolidations and extensions thereof and all substitutions therefor. This Section 18 shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of the provisions of this Section 18, Tenant shall execute and deliver promptly any certification or instrument that Landlord or any mortgagee may request, and failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and Tenant's name, place and stead, to do so, and/or Landlord may declare this Lease to be in default. If any mortgagee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. Tenant shall and does hereby agree to attorn to any mortgagee or successor in title and

                                                   Tenant's Initials      MD
                                                                      ----------
                                                  Landlord's Initials     CC
                                                                      ----------
to recognize such mortgagee or successor as its Landlord in the event any such person or entity succeeds to the interest of Landlord. Notwithstanding any other provision of this Lease, in the event that any mortgagee or its respective successor in title shall succeed to the interest or Landlord hereunder, the liability of such mortgagee or successor shall exist only so long as it is the owner of the Building, or any interest therein, or is the tenant under said ground lease.

     18.2 Mortgagee's Consent to Amendments. No assignment of this Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligation or liability under this Lease, shall be valid unless consented to by Landlord's mortgagees of record, if such is required by the mortgagees, in writing. No Base Rent, Additional Rent, or any other charge (with the exception of the security deposit described in this Lease) shall be paid more than ten (10) days prior to the due date thereof and payments made in violation of this provision (except to the extent that such payments are actually received by a mortgagee) shall be a nullity as against any such mortgagees of record, and Tenant shall be liable for the amount of such payments to such mortgagees.

     18.3 Mortgagee's Right to Cure. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or termination of this Lease unless (a) Tenant shall have first given written notice of Landlord's act of failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (b) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, provided that nothing contained in this Section shall be deemed to impose any obligation on any such mortgagees to correct or cure any condition. As used herein, a "reasonable time" includes a reasonable time to obtain title to the mortgaged premises if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist, but in no event less than 120 days from the date of the mortgagees' receipt of the above described notice.

19.  NOTICES.

     Except as provided in Section 17.1(b) and 22, whenever under this lease provision demand is made for any notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by certified United States mail, return receipt requested, postage prepaid, addressed either to the address set forth in Section
1.1 or 1.1(b), or to such other address as may be given by a party to the other by proper notice hereunder, or, in the case of notices to the Tenant, to the Premises. The date of personal delivery (as evidenced by such evidence of service as provided for in said rules) or the date on which the certified mail is deposited with the United States Postal Service shall be the date on which any proper notice hereunder shall be deemed given.

20.  RELOCATION.

     Tenant agrees that Landlord may relocate Tenant to other space in the Building containing substantially the same amount of rentable square feet as is contained in the Premises, provided that the actual cost of physically relocating Tenant (excluding any and all consequential or other costs to Tenant) and the cost of altering the new space to make it comparable to the Premises is borne by the Landlord; provided, however, that Landlord may not exercise said right to relocate Tenant if the Premises consist of more than ten percent (10%) of the rentable square feet in the Building. In addition, Landlord shall pay costs incurred by Tenant as a result of the relocation, including without limitation costs incurred in changing addresses on stationery, business cards, directories, advertising and other such items, but in no event shall Landlord's obligation to pay cost imposed in this sentence exceed the sum of $500. In the event that the new Premises in which the Tenant is relocated does not consist of the identical number of rentable square feet as specified in Section ____, the parties shall execute an instrument specifying the new number of square feet in the Premises and the change in the number of square feet contained in the Premises shall be deemed effective as of the date on which the Tenant occupies the new premises in which it is relocated.

21.  QUIET POSSESSION.

     Upon Tenant paying the sums due hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

22.  OPTIONS.

     In the event that the Tenant, by addendum attached to this Lease, is expressly given an option to renew or extend the term of this Lease, or any option to purchase the Premises or Building or any right of first refusal to purchase the Premises or other property of Landlord, then each of such options and rights are personal to Tenant and may not be exercised by or assigned, voluntarily or involuntarily, by or to anyone other than Tenant. No such option described hereinabove may be exercised by the Tenant except in strict accordance with the terms and provisions of the option and provided that Tenant is not in default under this Lease either at the time Tenant gives notice of its intent to exercise the option or at the time at which the option is to be exercised. Notwithstanding the provisions of Section 19, notice of exercise of any option shall be deemed given only when actually received by Landlord.

23.  LANDLORD'S LIEN.

     Tenant hereby grants to Landlord a lien upon and security interest in all furniture, fixtures, equipment, inventory,

                                                Tenant's Initials   MD
                                                                 ---------------
                                                Landlord's Initials   CC
                                                                   -------------
merchandise and other personal property belonging to the Tenant and located in, on or about the Premises or Building at any time while this Lease is in effect, whether such items are presently owned by Tenant or are after acquired, to secure the payment of all Base Rent, Additional Rent and other charges due and to become due under this Lease and to further secure the faithful performance of all of the other obligations of this Lease required to be performed by Tenant, said lien to be prior to any other lien on such property except a lien in favor of the seller or lessor of such property to secure the unpaid purchase price or lease payments thereof. All exemption laws are hereby expressly waived by Tenant. This lien and security interest may be foreclosed in the same manner as a Financing Statement under the version of the Uniform Commercial Code enacted in the state in which the Premises are situated, or pursuant to any similar law so enacted if a version of the Uniform Commercial Code is not in effect, and the filing of this Lease in accordance with said law shall constitute full lawful notice of this lien. In lieu of filing this Lease or in addition thereto, Landlord may require Tenant at any time to execute a Financing Statement, Security Agreement or any other similar documents required by the laws of the state in which the Premises are situated to perfect this lien and security interest, and Tenant shall immediately execute the same upon the demand of Landlord. In the event Tenant fails or refuses to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact in Tenant's name, place and stead, to do so, and/or Landlord may declare this Lease to be in default.


24.  HAZARDOUS MATERIALS

     Tenant covenants not to introduce any hazardous or toxic materials onto the Building, the Premises, or the grounds surrounding the Building, without
(a) first obtaining Landlord's written consent and (b) complying with all applicable federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to obtaining proper permits.

     If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the Building, the Premises, or the grounds surrounding the Building results in (1) contamination of the soil or the surface or ground water or (2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph:

     Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord, to clean up and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorney's fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive the termination of this Lease.


25.  GENERAL PROVISIONS

     25.1 Estoppel Certificate. (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification, identifying the instruments of modification and certifying that this Lease, as so modified, is in full force and effect), and the date to which the Base Rent, security deposit, Additional Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser, encumbrancer or other transferee of the Premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance; and

          (c) If Landlord desires to finance or refinance the Premises or the Building, or any part thereof, Tenant hereby agrees to deliver to Landlord and/or to any lender designated by Landlord such financial records of Tenant as may be reasonably required by such lender. Such statements may include but not be limited to the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     25.2 Landlord's Interest and Liability. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the real property on which the improvements comprising the Building are situated. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor), shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, except as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership. Anything to the contrary elsewhere in this Lease notwithstanding, Tenant shall look solely to the estate and property of the Landlord in the Building for the satisfaction of the Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by the Landlord in the event of any default or breach by the Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by the Landlord, and no other property or assets of the Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Tenant's remedies.

     25.3 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     25.4 Interest on Past Due Obligations; Certified Funds. Except as may expressly be provided in this Lease to the contrary, any amount due to Landlord not paid when due shall bear interest at the rate of seven percent (7%) per annum greater than the Discount Rate of the Federal Reserve Bank as the same may fluctuate from and after the date on which the payment was first due through the date on which the payment is paid in full, provided, however, that the payment of such interest shall in no event exceed the highest rate allowed under applicable law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease. In the event that either Tenant is more than ten (10) days late in making any payment due under the Lease, or any payment

                                                  Tenant's Initials     MD
                                                                      ----------
                                                  Landlord's Initials   CC
                                                                      ----------
from Tenant to Landlord does not clear the bank or is returned for insufficient funds, and either such condition occurs on two or more occasions, or each occurs once, Landlord shall have the right at any time thereafter to require that all succeeding monthly installments of Base Rent and all succeeding payments of Additional Rent be paid to the Landlord in certified funds drawn on a bank located in the metropolitan area in which the Premises are located. Said right may be exercised by Landlord by giving notice of such requirements to Tenant, but the giving of such notice and the exercise of this right by Landlord shall not be construed to be a waiver of any default by Tenant or any other right which Landlord may exercise under this Lease.

     25.5 Time of The Essence. Time is of the essence in the performance by Tenant of its obligations hereunder.

     25.6 Captions. Any captions contained in this Lease are not a part hereof, are for convenience only, and are not to be given any substantive meaning in construing this Lease.

     25.7 Entire Agreement. This Lease contains the entire agreement and understanding between the parties hereto. There are no oral understandings, terms, or conditions, and neither party has relied upon any representations, express or implied, not contained in this Lease. All prior understandings, terms, or conditions are deemed merged in this Lease. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto. Tenant acknowledges that it has not been induced to enter into this Lease by any promises or representatives not expressly set forth in this Lease, and if any such representations were made prior to the execution of this Lease, Tenant acknowledges that it has not relied on the same, and that Landlord shall have no liability with respect to any such representations.

     25.8 Waivers. No failure by either party to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent or the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition or a relinquishment of the right to exercise such right or remedy. No agreement, term, covenant or condition hereof to be performed or complied with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant or condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions of the Lease, including remedies, which require or permit observance or performance of Landlord or Tenant subsequent to termination.

     25.9 Recording. Tenant shall not record this Lease. Any such recordation by Tenant shall be a breach of this Lease.

     25.10 Determinations by Landlord. Whenever in this Lease the Landlord is to make any determination or decision, the Landlord shall make its determination or decision in the exercise of its reasonable discretion and judgment; however, any such determination or decision shall not bind the Landlord if it has not been confirmed in writing.

     25.11 Cumulative Remedies. No remedy or election by Landlord hereunder shall be deemed exclusive, but shall wherever possible be cumulative with all other remedies at law or in equity to which Landlord may be entitled.

     25.12 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     25.13 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment, subletting or transfer by Tenant and subject to the provisions of Section 25.2, this Lease shall bind the parties, their personal representatives, heirs, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

     25.14 Attorneys Fees. In the event of litigation relating to this Lease, the prevailing party shall be entitled to recover from the losing party any costs or reasonable attorneys fees incurred by the prevailing party in connection with such litigation. If Landlord utilizes the services of an attorney to enforce any of its rights hereunder but which does not result in the bringing of an action, Tenant shall immediately pay to Landlord upon demand therefore the amount of such attorneys fees incurred.

     25.15 Landlord's Access. Landlord and Landlord's agents, representatives and designees shall have the right to enter the Premises as reasonably necessary or desirable to Landlord for the purpose of inspecting the same, showing the same to prospective purchasers, tenants, lenders or other transferees, making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable, or for any other reasonable purpose as Landlord may determine. Landlord may at any time place in, on or about the Premises any "For Sale", or "For Lease" or similar signs, all without rebate of rent or liability to Tenant.

     25.16 Auctions. Tenant shall not conduct any auction, liquidation sale, or going out of business sale in, on or about the Premises.

     25.17 Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     25.18 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     25.19 Signs. Landlord may prescribe a uniform pattern of identification signs for tenants to be placed on the outside of the doors leading into their respective premises, and other than such identification signs, Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, fixture, advertisement, notice, lettering or direction on any part of the outside of the

                                       Tenant's Initials     MD
                                                          ----------------------

                                       Landlord's Initials   CC
                                                          ----------------------

Building or in the interior or other portion of the Building without obtaining the prior written consent of the Landlord.

     25.20  Brokers. the parties hereto acknowledge that the brokers named in
Section 1.18 were the sole real estate brokers that represented the Landlord herein, and that no commissions are owed by Landlord to any other brokers whatsoever, and Tenant agrees to indemnify Landlord from claims for commission from any other brokers arising out of the execution of this Lease.

     25.21 Guarantor. In the event that there is a guarantor of this Lese, said guarantor shall have the same obligations as Tenant under this Lease.

     25.22 Governing Law. This lease shall be governed by and construed in accordance with the laws of the state in which the Building is located.

     25.23 Joint and Several Liability. If two or more individuals, corporations, partnerships or other business associates (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member be joint and several.

     25.24 No Joint Venture. Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed.

The parties hereto have executed this Lease on the first page hereof on the dates specified immediately below their respective signatures.


LANDLORD:  THE EMERSON CENTER COMPANY                 TENANT:  COMSTAR.NET, INC.
      BY:  TARRAGON REALTY INVESTORS, INC.
     ITS:  MANAGING GENERAL PARTNER


      BY: /s/ Christopher Clinton                      By: /s/ Michael A. Dayton
         ---------------------------------                ----------------------
      ITS: SR. V.P.                                    ITS: VP FINANCE
          --------------------------------                 ---------------------
      DATE:  10/15/99                                  DATE:  10-12-99
           -------------------------------                  --------------------

                                                       Tenant's Initials    MD
                                                                           -----
                                                       Landlord's Initials  CC
                                                                           -----

                          EXHIBIT A, LEGAL DESCRIPTION

                            TO OFFICE BUILDING LEASE

                                    BETWEEN

                      THE EMERSON CENTER COMPANY, LANDLORD

                                      AND

                               COMSTAR.NET, INC.



All that tract or parcel of land lying and being in Land Lots 880 and 881 of the 17th District, Second, Cobb County, Georgia and being more particularly described as follows:

   Commence at a point located on the southeastern right-of-way line of Spring Road (a 100 foot right-of-way at said point), said point being 299.6 feet easterly from the eastern right-of-way line of the Hargrove Road Extension (an 80 foot right-of-way) thence continuing along said southeastern right-of-way line of Spring Road North 53 degrees 02' 30" East 64.75 feet to a point (at this point, the width of the southeastern right-of-way line as measured from the centerline of Spring Road changes from a distance of 50 feet to a distance of 100 feet); thence South 36 degrees 57' 30" east 50.00 feet to a point; thence South 30 degrees 35' 18" East 68.94 feet to a point; thence South 49 degrees 01' 13" East 117.35 feet to a point; thence South 49 degrees 43' 19" East 15.38 feet to an iron pin; thence North 53 degrees 02' 30" East 576.13 feet to an iron pin; thence along the southwestern line of property now or formerly owned by Steak & Ale of Atlanta South 36 degrees 57' 34" East 445.08 feet to an iron pin; thence along the eastern line of Interstate 285 South 28 degrees 02' 44" West 527.2 feet to an iron pin; thence leaving said western line of the Interstate 285 North 68 degrees 22' 42" West 118.47 feet to a point; thence North 20 degrees 26' 02" East 208.75 feet to a point; thence North 69 degrees 33' 57" West 218.39 feet to an iron pin; thence North 20 degrees 26' 02" East 20.00 feet to a point; thence North 69 degrees 39' 21" West 25.50 feet to a point; thence North 62 degrees 37' 44" West 116.15 feet to a point; thence North 43 degrees 06' 18" West 48.39 feet to a point; thence North 26 degrees 25' 37" West 100.09 feet to a point and the point of beginning, containing 7.14 acres.

The above-described courses, distances and acreage are taken from that certain survey for Phoenix Mutual Life Insurance Company, dated September 4, 1979 and prepared by Donald W. Harkeroad, Registered Land Surveyor No. 1578, said survey having been revised on October 15, 1979 and being recorded in Plat Book 74, Page 167, records of the Clerk of Superior Court of Cobb County, Georgia.

TOGETHER with the following easements:

   1. Easement from Humble Oil and Refining Company to Fletcher Emerson, Trustee, dated June 26, 1972, recorded in Deed Book 1338, Page 538, aforesaid records.

   2. Easement from Rujan Investments, Inc. to Fletcher Emerson, Trustee, dated June 23, 1972 recorded in Deed Book 1338, Page 540, aforesaid records.

                                                  Tenant's Initials      MD
                                                                        ----
                                                  Landlord's Initials    CC
                                                                        ----

                         EXHIBIT B, PREMISES SITE PLAN

                            TO OFFICE BUILDING LEASE

                                    BETWEEN

                      THE EMERSON CENTER COMPANY, LANDLORD

                                      AND

                           COMSTAR.NET, INC., TENANT


                                     [MAP]


                        EMERSON CENTER
                        BUILDING 2812
                        2ND FLOOR
                        APPROXIMATELY 6,923 SQUARE FEET


            SUITE 202 :  1,953 SQUARE FEET   VACANT
            SUITE 204 :    799 SQUARE FEET   RELOCATION/TERMINATION
            SUITE 205 :    200 SQUARE FEET   VACANT
            SUITE 270 :    875 SQUARE FEET   VACANT
            SUITE 250 :  3,096 SQUARE FEET   RELOCATION

            *RELOCATION/TERMINATION OPTION REQUIRES 60 DAY NOTICE

                                                     Tenant's Initials    MD
                                                                        -------
                                                     Landlord's Initials  CC
                                                                        -------

                             1ST ADDENDUM TO LEASE

                                    BETWEEN

                    THE EMERSON CENTER COMPANY, AS LANDLORD

                                      AND

                          COMSTAR.NET, INC., AS TENANT


WHEREAS Landlord and Tenant are the parties to the above described Lease for ther Premises; and

WHEREAS, the parties desire to amend said Lease;

NOW THEREFORE, in consideration of the mutual promises and obligations contained herein, the adequacy and sufficiency of which is hereby acknowledged, Landlord and Tenant contract and agree as follows:


1. Restoration of the Premises: No later than the last day of the Term, Tenant shall, at Tenant's sole cost and expense, remove all Tenant's personal property and, if required to do so by Landlord, remove any fixtures, cables and wires and repair all injury done by or in connection with the installation and/or removal of said property within the Demised Premises, on the roof, and within the parking areas belonging to the Building and surrender the Demised Premises and any areas of the roof and/or parking areas used exclusively by Tenant in a condition substantially similar to their original condition, reasonable wear and tear excepted, and reasonably acceptable to Landlord.

2. Special Equipment: Landlord and Tenant hereby acknowledge that, as part of the Lease, Landlord has granted Tenant certain rights to install special equipment and services without any requirement to pay rent and other charges for said installations, including the following:

       (A) Tenant has elected to install a self contained generator located in the southeast quadrant of the parking lot for the Building, as shown on page 2 of this 1st Addendum, which is incorporated into the Lease by reference. This area, measuring approximately 100 square feet, and the equipment installed thereon shall be the sole responsibility of Tenant, including the maintenance of the site and equipment in a manner that will not unreasonably interrupt nor interfere with any other tenant of the Building, in the sole opinion of Landlord.

       (B) Up to one satellite dish or similar antenna located upon the roof so long as Tenant remains solely responsible for the installation, maintenance, operation and restoration of any damages resulting directly or indirectly from such installation, maintenance and operation and so long as use and operation of said antenna does not (i) conflict with any governing laws, codes and/or ordinances, and (ii) does not interfere electrically, or in any manner whatsoever, with the equipment of the Building and other tenants.

3. Exemption of Landlord from Liability: With respect to any agreement between Landlord and Tenant for the installation, maintenance and operation of any Special Equipment referred to in Paragraph 2 hereinabove, the Tenant agrees to be the sole party responsible for the installation, operation, maintenance and removal of the equipment and shall forever indemnify and hold harmless the Landlord for any reason whatsoever against claims, damages, events of destruction, and liabilities, including but not limited to, damages costs, expenses, assessments, penalties, fines, losses, judgments, and attorney's fees that Landlord may suffer due to the existence of Tenant's Special Equipment at the Building.


EXCEPT AS HEREBY AMENDED, all other provisions of the Lease are hereby confirmed and ratified.

IN WITNESS WHEREOF, the parties hereto have executed this 1st Addendum by signatures below:



LANDLORD: The Emerson Center Company         TENANT: Comstar Communication, Inc.
BY: Tarragon Realty Investors, Inc.
ITS: General Partner

BY: /s/ Christopher Clinton, VP              BY: /s/ Michael A. Dayton
    ----------------------------                 -------------------------------

DATE: Oct. 15, 1999                          DATE: Oct. 12, 1999
     ---------                                    ---------

                             1st ADDENDUM TO LEASE

                                    BETWEEN

                    The Emerson Center Company, AS LANDLORD

                                      AND

                         COMSTAR.NET, INC., AS TENANT

                                     [MAP]

Site Map of Building 2812 with location of Generator:






                                    Page 2